                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                       FPA Select Drawdown Fund, L.P.

Address:                                    11601 Wilshire Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

Date of Event Requiring Statement:          08/02/16

Name:                                       FPA Select Fund, a series of FPA
                                            Hawkeye Fund, LLC

Address:                                    11601 Wilshire Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

Date of Event Requiring Statement:          08/02/16

Name:                                       FPA Value Partners Fund, a series of
                                            FPA Hawkeye Fund, LLC

Address:                                    11601 Wilshire Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

Date of Event Requiring Statement:          08/02/16

Name:                                       J. Richard Atwood

Address:                                    11601 Wilshire Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

Date of Event Requiring Statement:          08/02/16

Name:                                       Steven T. Romick

Address:                                    11601 Wilshire Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

Date of Event Requiring Statement:          08/02/16

Name:                                       Brian A. Selmo

Address:                                    11601 Wilshire Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

Date of Event Requiring Statement:          08/02/16

Name:                                       Mark Landecker

Address:                                    11601 Wilshire Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

Date of Event Requiring Statement:          08/02/16